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                                                                    EXHIBIT 99.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Lexent Inc. (the "Company") Annual Report on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin O'Kane, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2003           By:  /s/ Kevin O'Kane
      ----------------------        ----------------------
                                    Kevin O'Kane
                                    Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to Lexent Inc. and will be retained by Lexent Inc. and furnished to the Securities and Exchange Commission or its staff upon request.